UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2014

SAMSON RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-186686	45-3991227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Samson Plaza Two West Second Street Tulsa, OK	74103-3103
(Address of principal executive offices)	(Zip Code)

(918) 591-1791

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Samson Resources Corporation (the “Company”) will host a conference call for investors at 12:00 p.m. CST on Monday, November 17, 2014, to discuss its financial and operational results for the quarterly period ended September 30, 2014. For those unable to join the conference call, a recording will be available for audio playback from November 17, 2014 at 3:00 p.m. through November 24, 2014. The dial-in information for the conference call and audio playback may be accessed through the Company’s website at www.samson.com under the “Investors” section.

In accordance with General Instruction B.2 of Form 8-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAMSON RESOURCES CORPORATION

Date: November 12, 2014	By:	/s/ Philip W. Cook
Philip W. Cook
Executive Vice President and Chief Financial Officer